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                                                                                                                           Exhibit A
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                                 Non-Utility Subsidiaries of National Grid Transco plc
                                    (excluding foreign utility company subsidiaries)
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Name                                               Address                              Business Description
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
                                                   1-3 Strand
                                                   London WC2N 5EH
NGG Finance plc                                    United Kingdom                       Finance company.
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                                                   1-3 Strand
                                                   London WC2N 5EH
NGG Finance (No 1) Limited                         United Kingdom                       Finance company.
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                                                   1-3 Strand
                                                   London WC2N 5EH
NGT One Limited                                    United Kingdom                       Finance company.
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                                                   1-3 Strand
                                                   London WC2N 5EH
National Grid (US) Holdings Limited                United Kingdom                       Registered holding company.
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                                                   1-3 Strand
                                                   London WC2N 5EH
National Grid (US) Investments 4                   United Kingdom                       Registered holding company.
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                                                   25 Research Drive
National Grid (US) Investments 2                   Westborough, Massachusetts  01582    Finance company.
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                                                   25 Research Drive
National Grid (US) Investments 5                   Westborough, Massachusetts  01582    Finance company.
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                                                   25 Research Drive
National Grid (US) Investments 6                   Westborough, Massachusetts  01582    Finance company.
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                                                   1-3 Strand
                                                   London WC2N 5EH
National Grid (US) Partner 1 Limited               United Kingdom                       Registered holding company.
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                                                   1-3 Strand
                                                   London WC2N 5EH
National Grid (US) Partner 2 Limited               United Kingdom                       Registered holding company.
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

                                                                                                                           Exhibit A

                                                   1-3 Strand
                                                   London WC2N 5EH
National Grid Twelve Limited                       United Kingdom                       Finance company.
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                                                   1-3 Strand
                                                   London WC2N 5EH
National Grid Eight Limited                        United Kingdom                       Finance company.
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                                                   1-3 Strand
                                                   London WC2N 5EH
National Grid Eleven Limited                       United Kingdom                       Finance company.
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                                                   c/o RL&F Service Corp.
                                                   One Rodney Square
                                                   Wilmington
National Grid General Partnership                  New Castle County, DE  19081         Registered holding company.
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                                                   25 Research Drive
National Grid Holdings Inc.                        Westborough, Massachusetts  01582    Registered holding company.
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                                                   25 Research Drive
National Grid US LLC                               Westborough, Massachusetts  01582    Finance company.
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                                                   25 Research Drive
NG Chicago I LLC                                   Westborough, Massachusetts  01582    Inactive.
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                                                   25 Research Drive
NG Chicago II, LLC                                 Westborough, Massachusetts  01582    Inactive.
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                                                   25 Research Drive
National Grid Ten                                  Westborough, Massachusetts  01582    Finance company.
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                                                   25 Research Drive
NGG (Delaware) LLC                                 Westborough, Massachusetts  01582    Finance company.
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                                                   25 Research Drive
National Grid USA                                  Westborough, Massachusetts  01582    Registered holding company.
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                                                   25 Research Drive
NEES Energy, Inc.                                  Westborough, Massachusetts  01582    Marketing.
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

                                                                                                                          Exhibit A

                                                   25 Research Drive
Wayfinder Group, Inc.                              Westborough, Massachusetts  01582    Utility consulting.
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                                                   25 Research Drive
New England Energy Incorporated                    Westborough, Massachusetts  01582    Inactive.
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                                                   25 Research Drive
National Grid USA Service Company, Inc.            Westborough, Massachusetts  01582    Service company.
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                                                   25 Research Drive
NEES Communications, Inc.                          Westborough, Massachusetts  01582    Exempt telecommunications company.
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                                                   25 Research Drive
Metrowest Realty LLC                               Westborough, Massachusetts  01582    Real estate investment company.
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                                                                                        EUA Energy Investment Corp. (EUA Energy)
                                                                                        was formed to identify, evaluate,
`                                                                                       invest in or participate in the ownership,
                                                                                        operation and maintenance of
                                                                                        cogeneration and small power production
                                                                                        facilities and other energy-related
                                                                                        or energy conservation ventures. EUA Energy
                                                                                        does not plan to invest in any
                                                   25 Research Drive                    further business development opportunities
EUA Energy Investment Corporation                  Westborough, Massachusetts  01582    and has written off its investments.
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                                                                                        Technical management, development, and
                                                   25 Research Drive                    engineering services relating to electric
National Grid Transmission Services Corp.          Westborough, Massachusetts  01582    power transmission.
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                                                   25 Research Drive
National Grid Communications, Inc.                 Westborough, Massachusetts  01582    Exempt telecommunications company.
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                                                   25 Research Drive
GridAmerica Holdings Inc.                          Westborough, Massachusetts  01582    Non-utility holding company.
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                                                   25 Research Drive
GridAmerica LLC                                    Westborough, Massachusetts  01582    Engineering and consulting services.
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                                                   300 Erie Boulevard West
Niagara Mohawk Holdings, Inc.                      Syracuse, New York  13202            Exempt holding company.
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

                                                                                                                          Exhibit A

                                                   300 Erie Boulevard West
NM Uranium, Inc.                                   Syracuse, New York  13202            Inactive.
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                                                   300 Erie Boulevard West
NM Receivables Corp. II                            Syracuse, New York  13202            Managing member of NM Receivables LLC.
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                                                                                        Single-purpose financing subsidiary that
                                                                                        purchases and resells Niagara Mohawk's
                                                   300 Erie Boulevard West              customer receivables, including accrued
NM Receivables LLC                                 Syracuse, New York  13202            unbilled revenues.
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                                                   300 Erie Boulevard West              Manages and divests real property formerly
NM Properties, Inc.                                Syracuse, New York  13202            owned by Niagara Mohawk Power Corp.
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                                                   300 Erie Boulevard West              Holds and manages real property held for
Arbuckle Acres, Inc.                               Syracuse, New York  13202            divestiture.
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                                                   300 Erie Boulevard West              Holds and manages real property held for
Salmon Shores, Inc.                                Syracuse, New York  13202            divestiture.
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                                                   300 Erie Boulevard West
Salmon Shores Partnership                          Syracuse, New York  13202            Inactive.
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                                                   300 Erie Boulevard West              Holds and manages real property held for
Riverview, Inc.                                    Syracuse, New York  13202            divestiture.
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                                                   300 Erie Boulevard West              Holds and manages real property held for
Riverview Galusha LLC                              Syracuse, New York  13202            divestiture.
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                                                   300 Erie Boulevard West              Holds and manages real property held for
Landwest, Inc.                                     Syracuse, New York  13202            divestiture.
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                                                   300 Erie Boulevard West
Hudson Pointe, Inc.                                Syracuse, New York  13202            Inactive.
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                                                   300 Erie Boulevard West              Holds and manages real property held for
Upper Hudson Development Inc.                      Syracuse, New York  13202            divestiture.
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                                                   300 Erie Boulevard West              Holds and manages real property held for
OPropCo., Inc.                                     Syracuse, New York  13202            divestiture.
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                                                   300 Erie Boulevard West              Holds and manages real property held for
Moreau Park, Inc.                                  Syracuse, New York  13202            divestiture.
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                                                   300 Erie Boulevard West              Holds and manages real property held for
Land Management & Development, Inc.                Syracuse, New York  13202            divestiture.
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                                                   300 Erie Boulevard West              Holds and manages real property held for
Minoa Farms Development Company LLC                Syracuse, New York  13202            divestiture.
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                                                   300 Erie Boulevard West              Holds and manages real property held for
Port of Islands North, LLC                         Syracuse, New York  13202            divestiture.
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                                                   300 Erie Boulevard West              Holds and manages real property held for
Salmon Hills Cross Country Ski Resort LLC          Syracuse, New York  13202            divestiture.
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

                                                                                                                          Exhibit A

                                                   300 Erie Boulevard West              Holds and manages real property held
Second Street Associates, LLC                      Syracuse, New York  13202            for divestiture.
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                                                   300 Erie Boulevard West
UMICO Holdings, Inc.                               Syracuse, New York  13202            Insurance holding company.
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                                                   300 Erie Boulevard West
Opinac North America, Inc.                         Syracuse, New York  13202            Non-utility holding company.
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                                                   300 Erie Boulevard West              Exempt telecommunications company.  Has
Telergy, Inc.                                      Syracuse, New York  13202            filed for bankrupcty and is in liquidation.
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                                                   300 Erie Boulevard West              Fuel cell and battery research and
eVionyx, Inc.                                      Syracuse, New York  13202            development.
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                                                   300 Erie Boulevard West
Niagara Mohawk Energy, Inc.                        Syracuse, New York  13202            Energy management services company.
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                                                                                        Exempt telecommunications company. Telergy
                                                   300 Erie Boulevard West              Central LLC is in liquidation
Telergy Central LLC                                Syracuse, New York  13202            under chapter 7 of the US Bankruptcy Code.
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                                                                                        Development of photovoltaic and other
                                                                                        renewable energy products and the sale of
                                                   300 Erie Boulevard West              proprietary solar electric products and
Direct Global Power                                Syracuse, New York  13202            systems.
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                                                   300 Erie Boulevard West
Opinac Energy Corporation                          Syracuse, New York  13202            Inactive.
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                                                   25 Research Drive                    Holding company and exempt
National Grid Communications Holdings, Inc.        Westborough, Massachusetts  01582    telecommunications company.
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                                                   25 Research Drive
Atlantic Western Consulting, Inc.                  Westborough, Massachusetts  01582    Telecommunications services company.
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                                                   25 Research Drive
NEES Telecommunications Corp                       Westborough, Massachusetts  01582    Inactive.
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                                                   25 Research Drive
New England Hydro Finance Company                  Westborough, Massachusetts  01582    Finance company.
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                                                   25 Research Drive
AEMC, L.L.C.                                       Westborough, Massachusetts  01582    Inactive.
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                                                   25 Research Drive                    Owner of nuclear plant that has permanently
Connecticut Yankee Atomic Power Company            Westborough, Massachusetts  01582    ceased operations.
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

                                                                                                                          Exhibit A

                                                   25 Research Drive                    Owner of nuclear plant that has permanently
Maine Yankee Atomic Power Company                  Westborough, Massachusetts  01582    ceased operations.
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                                                   25 Research Drive                    Owner of nuclear plant that has
Yankee Atomic Power Company                        Westborough, Massachusetts  01582    permanently ceased operations.
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                                                   25 Research Drive                    Produces concrete from fly-ash waste from
Separation Technology Inc.                         Westborough, Massachusetts  01582    coal-fired generating units.
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                                                   25 Research Drive
EUA Bioten Inc.                                    Westborough, Massachusetts  01582    Inactive.
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                                                   25 Research Drive
New England Wholesale Electric Company             Westborough, Massachusetts  01582    Inactive.
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                                                   25 Research Drive
EUA FRC II Energy Associates                       Westborough, Massachusetts  01582    Inactive.
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                                                   25 Research Drive
Nexus Energy Software, Inc.                        Westborough, Massachusetts  01582    Software/Marketing.
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                                                   25 Research Drive
NEWHC, Inc.                                        Westborough, Massachusetts  01582    Inactive.
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